          Business Ideas at Work     CERTIFIED PUBLIC ACCOUNTANTS    South Shore Executive Park     VOICE 781. 380.3520
                                     BUSINESS CONSULTANTS            Ten Forbes West                Fax   781. 380.7836
                                                                     Braintree, MA 02184-2696       EMail info@kpmonline.com

                                                                                                    KEVIN P. MARTIN, CPA
                                                                                                    KEVIN P. MARTIN, JR., CPA, MST
[LOGO]    KEVIN P. MARTIN & ASSOCIATES, P.C.                                                        KENNETH J. DAVIN, CPA
                                                                                                    GARRETT H. DALTON, III, CPA, MBA
                                                                                                    LISA A. MARTIN, CPA, MST



              CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-11 of our report dated March 4, 2003 on the audit of the balance sheet of BCA Associates Limited Partnership as of December 31, 2002. We also consent to our firm under the caption of "Experts."

                                          /s/ Kevin P. Martin & Associates, P.C.
                                          --------------------------------------

                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


June 20, 2003
Braintree, MA 02184

          Business Ideas at Work     CERTIFIED PUBLIC ACCOUNTANTS    South Shore Executive Park     VOICE 781. 380.3520
                                     BUSINESS CONSULTANTS            Ten Forbes West                Fax   781. 380.7836
                                                                     Braintree, MA 02184-2696       EMail info@kpmonline.com

                                                                                                    KEVIN P. MARTIN, CPA
                                                                                                    KEVIN P. MARTIN, JR., CPA, MST
[LOGO]    KEVIN P. MARTIN & ASSOCIATES, P.C.                                                        KENNETH J. DAVIN, CPA
                                                                                                    GARRETT H. DALTON, III, CPA, MBA
                                                                                                    LISA A. MARTIN, CPA, MST



              CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of BCA Associates Limited Partnership as of May 5, 2003. We also consent to our firm under the caption of "Experts."

                                          /s/ Kevin P. Martin & Associates, P.C.
                                          --------------------------------------

                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


June 20, 2003
Braintree, MA 02184

          Business Ideas at Work     CERTIFIED PUBLIC ACCOUNTANTS    South Shore Executive Park     VOICE 781. 380.3520
                                     BUSINESS CONSULTANTS            Ten Forbes West                Fax   781. 380.7836
                                                                     Braintree, MA 02184-2696       EMail info@kpmonline.com

                                                                                                    KEVIN P. MARTIN, CPA
                                                                                                    KEVIN P. MARTIN, JR., CPA, MST
[LOGO]    KEVIN P. MARTIN & ASSOCIATES, P.C.                                                        KENNETH J. DAVIN, CPA
                                                                                                    GARRETT H. DALTON, III, CPA, MBA
                                                                                                    LISA A. MARTIN, CPA, MST



              CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of C&M Management Inc. as of December 31, 2002. We also consent to our firm under the caption of "Experts."

                                          /s/ Kevin P. Martin & Associates, P.C.
                                          --------------------------------------

                                          KEVIN P. MARTIN & ASSOCIATES, P.C.



June 20, 2003
Braintree, MA 02184

          Business Ideas at Work     CERTIFIED PUBLIC ACCOUNTANTS    South Shore Executive Park     VOICE 781. 380.3520
                                     BUSINESS CONSULTANTS            Ten Forbes West                Fax   781. 380.7836
                                                                     Braintree, MA 02184-2696       EMail info@kpmonline.com

                                                                                                    KEVIN P. MARTIN, CPA
                                                                                                    KEVIN P. MARTIN, JR., CPA, MST
[LOGO]    KEVIN P. MARTIN & ASSOCIATES, P.C.                                                        KENNETH J. DAVIN, CPA
                                                                                                    GARRETT H. DALTON, III, CPA, MBA
                                                                                                    LISA A. MARTIN, CPA, MST



              CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of C&M Management Inc. as of May 5, 2003. We also consent to our firm under the caption of "Experts."

                                          /s/ Kevin P. Martin & Associates, P.C.
                                          --------------------------------------

                                          KEVIN P. MARTIN & ASSOCIATES, P.C.



June 20, 2003
Braintree, MA 02184